                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             THE GABELLI GROWTH FUND
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

      ---------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

      ---------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
      ---------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

                                       N/A
      ---------------------------------------------------------------

(5)   Total fee paid:

      ---------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

      ---------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

      ---------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

      ---------------------------------------------------------------

(3)   Filing Party:

      ---------------------------------------------------------------

(4)   Date Filed:

      ---------------------------------------------------------------

                            THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434

                                                                  April 12, 1999

Dear Fellow Shareholder:

     I would like to invite you to a Special Meeting of Shareholders of The Gabelli Growth Fund (the "Fund") to be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870 on Tuesday, May 18, 1999 at 10:00 a.m. eastern time. At this meeting, shareholders will consider a proposal to amend the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares, and a proposal to amend the Fund's investment policy with respect to options on securities that it holds or has the right to obtain. The enclosed Proxy Statement describes these proposals in detail.

     We started The Gabelli Growth Fund on April 10, 1987. We are a no-load fund. For existing shareholders, we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Trustees believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to amend the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

     The second proposal relates to the use of options. If approved, the Fund would be allowed to sell "covered" call options and to purchase put options in securities, currencies or other assets owned by the Fund. Among other benefits, this should enable the Fund to generate additional premium income which would serve to enhance the Fund's total return and to protect against any anticipated declines in the value of its assets.

     We believe that all of these proposals would benefit the shareholders, and we urge you to give them your careful consideration. I look forward to your comments.

                                          Very truly yours,
                                          [Mario J. Gabelli Signature]

                                          MARIO J. GABELLI
                                          Chairman and
                                          Chief Investment Officer

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE SAME AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.

                            THE GABELLI GROWTH FUND
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held on May 18, 1999
                            ------------------------

     A Special Meeting of Shareholders of THE GABELLI GROWTH FUND (the "Fund") will be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on May 18, 1999, at 10:00 a.m. eastern time, for the following purposes:

     1. To consider and act upon amendments to the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares (PROPOSAL 1);

     2. To consider and act upon a proposal to amend the Fund's fundamental investment policy with respect to options to permit the Fund to buy and sell put and call options on securities it holds or has the right to obtain (PROPOSAL 2);

     3.  To elect nine (9) Trustees of the Fund (PROPOSAL 3);

     4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 1999 (PROPOSAL
         4); and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Trustees have fixed the close of business on March 24, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                            By Order of the Trustees

                                            JAMES E. MCKEE
                                            Secretary

April 12, 1999

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                             VALID SIGNATURE
------------                                             ---------------
CORPORATE ACCOUNTS
(1)  ABC Corp. ........................................  ABC Corp.
(2)  ABC Corp. ........................................  John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe, Treasurer.........................  John Doe
(4)  ABC Corp., Profit Sharing Plan....................  John Doe, Trustee
FUND ACCOUNTS
(1)  ABC Fund..........................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
       u/t/d 12/28/78..................................  Jane Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Custodian
       f/b/o John B. Smith, Jr. UGMA...................  John B. Smith
(2)  John B. Smith.....................................  John B. Smith, Jr., Executor

                            THE GABELLI GROWTH FUND
                             ---------------------
                        SPECIAL MEETING OF SHAREHOLDERS

                           To be Held on May 18, 1999
                             ---------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation on behalf of the board of trustees (the "Board of Trustees") of The Gabelli Growth Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held on Tuesday, May 18, 1999, at 10:00 a.m. eastern time, at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of State Street Bank and Trust Company, the Fund's transfer agent, and affiliates of State Street Bank and Trust Company or other representatives of the Fund also may solicit proxies by telephone, telegraph or in person. In addition, the Fund expects to retain Georgeson and Company Inc. to assist in the solicitation of proxies for a minimum fee of $3,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Fund's most recent annual report is available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1434 or calling the Fund at 1-800-422-3554.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR Proposals 1, 2, 3 and 4 listed in the accompanying Notice of Special Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items is not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

     The close of business on March 24, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 52,722,141.05 shares of common stock of the Fund outstanding.

     To the knowledge of the management of the Fund, no person owns of record or beneficially 5% or more of the shares of the Fund except that, as of March 24, 1999, Charles Schwab & Co. owns approximately 16.7% and National Financial Services Corp. owns approximately 14.3% of the outstanding shares of the Fund on behalf of their clients and disclaim beneficial ownership.

     This Proxy Statement is first being mailed to shareholders on or about April 12, 1999.

                PROPOSAL 1:  TO CONSIDER AND ACT UPON AMENDMENTS
             TO THE FUND'S DECLARATION OF TRUST TO PERMIT THE FUND
                     TO OFFER ADDITIONAL CLASSES OF SHARES

     Shares of the Fund may be purchased and redeemed at net asset value without charge. Approval of Proposal 1 will not diminish the ability of shareholders to purchase and redeem shares at net asset value without charge. Rather, Proposal 1 is designed to permit the Fund to offer additional classes of shares to new investors through additional distribution channels. Mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements targeted to the needs of particular types of investors. Management of the Fund believes that the Fund should be structured to be in a position to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. Management believes that approval of Proposal 1 will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund.

     Over the past year, management of the Fund has examined ways for new shareholders to participate in our management discipline and style. This includes various distribution alternatives for the Fund. Following this analysis, and based on a review of mutual fund distribution alternatives and discussions with experts in mutual fund marketing, management recommended that the Board of Trustees consider obtaining shareholder authorization to convert the Fund to a multiple-class structure authorized to offer separate sub-series ("classes") of shares of beneficial interest with different distribution and service arrangements. On March 9, 1999, the Board of Trustees unanimously approved amendments to the Fund's Declaration of Trust that will enable the Fund to offer additional classes of shares. The Board of Trustees also approved the adoption of a plan on behalf of the Fund pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to which the Fund may issue multiple classes of shares with varying distribution and service arrangements.

     Management of the Fund believes that the Fund may benefit by having the flexibility to offer multiple classes of shares within the load and no-load product markets. In particular, growth in assets would reduce the expense ratios of the Fund, which would improve the returns of the Fund for its shareholders. Moreover, management believes that by having the flexibility to offer multiple classes of shares, the Fund will be able to offer a wider variety of exchange options between the Fund and other funds managed by Gabelli Funds, LLC (the "Adviser") or an affiliate, at net asset value, thereby increasing shareholders' investment flexibility and the attractiveness of the Fund. To the extent multiple classes are implemented for the Fund and the Fund raises additional assets, use of the multiple class system would likely result in some reduction in annual expenses per share for the Fund.

     If Proposal 1 is approved, the Fund will continue to offer its existing class of shares as a no-load class with a continuing service fee and the Fund will be in a position to begin offering (although it may decide not to do so) one or more of the following new classes of shares: Class A Shares subject to a front-end sales charge and a continuing Rule 12b-1 distribution fee; Class B Shares subject to a declining contingent deferred sales charge ("CDSC") until held for eighty-four months, a continuing 12b-1 distribution fee and a continuing service fee; and Class C Shares subject to a CDSC until held for twenty-four months, a continuing Rule 12b-1 distribution fee and a service fee. Class B Shares will convert to Class A Shares on the first business day of the eighty-fifth calendar month following the calendar month in which such shares were issued. The existing class of shares of the Fund will be redesignated as Class AAA without change in its rights and privileges.

     The proposed amendments to the Fund's Declaration of Trust will:

     - Enable the Board of Trustees to divide the shares of beneficial interest of the Fund to create separate classes with different sales charge and distribution financing alternatives within each class as they deem appropriate and in the best interest of the Fund and its shareholders; and

     - Permit the Board of Trustees to provide for the automatic conversion of one or more classes into another class upon terms and conditions established pursuant to the amended Declaration of Trust and set forth in the Fund's current registration statement at the time of purchase.

     A copy of the proposed amendments to the Fund's Declaration of Trust is set forth in Exhibit A.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a majority of the shares of beneficial interest of the Fund outstanding on the record date.

     THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

         PROPOSAL 2:  TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND THE
          FUND'S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO OPTIONS
           TO PERMIT THE FUND TO BUY AND SELL PUT AND CALL OPTIONS ON
                 SECURITIES IT HOLDS OR HAS THE RIGHT TO OBTAIN

     The Board of Trustees has approved modifying the Fund's fundamental investment policy on investment in options to permit the Fund to purchase and sell put and call options on securities in its portfolio. Fundamental policies may be changed only by shareholder vote.

     The Fund's current fundamental policy in the area of investing in options is as follows:

     The Fund may not: sell securities short or invest in puts, calls, straddles, spreads or any combination thereof.

     This fundamental policy would be amended to read as follows:

     The Fund may not: sell securities short or invest in options, except that the Fund may (i) buy put options on assets it holds or has the right to obtain, (ii) sell call options on securities it holds or has the right to obtain, and (iii) buy and sell offsetting options to terminate the Fund's obligations.

     A description follows of the transactions in options in which it is proposed the Fund currently be permitted to engage, along with a discussion of the risks associated with investing in such options. This language will become a part of the Fund's Prospectus and Statement of Additional Information, as the case may be, as it may be amended from time to time.

WRITING COVERED CALL OPTIONS

     The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the asset involved in the option.

     A call option gives the holder (buyer) the "right to purchase" a security, currency or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own at least the same quantity of the security, currency or other assets subject to the option or an option to purchase the same underlying security, currency or other asset, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

     Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. Writing covered call options may be used by the Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying asset. The Fund does not consider an asset covering a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. The Fund will be unable to control losses or effect such strategies through closing transactions where a liquid secondary market for options on such assets does not exist. If the Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If the Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by the Fund. However, gains and losses on investments in options depend in part on the Adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge.

PURCHASING PUT OPTIONS

     The Fund may purchase put options in securities, currencies or other assets owned by the Fund or on options to purchase the same underlying security, currency or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, the Fund would have the right to sell the underlying asset at the exercise price at any time during the option period or at the expiration of the option. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

     The Fund may purchase a put option on an underlying asset owned by the Fund (a "protective put") but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

REQUIRED VOTE

     Approval of Proposal 2 requires the affirmative vote of a majority of the shares as defined under the 1940 Act (either 67% of the shares present at the meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less).

     THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                PROPOSAL 3:  TO ELECT NINE TRUSTEES OF THE FUND

     At the Meeting, the nominees named below will be voted upon as Trustees of the Fund and if elected will hold office until their successors are elected and qualified. Messrs. Christiana, Pustorino and Torna have served as Trustees since the inception of the Fund and were elected by the shareholders on March 18, 1988. Mr. Colavita has served as a Trustee since his appointment by the Board of Trustees on November 18, 1989. Mr. Colavita was elected by the shareholders on May 11, 1992. Messrs. Conn, Mario Gabelli, Pohl and van

Ekris have served as Trustees since their elections by shareholders on May 11, 1992. Mr. John D. Gabelli has served as a Trustee since his appointment by the Board of Trustees on March 24, 1999. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. The address of each of the Directors is One Corporate Center, Rye, New York, 10580.

                                                                                               NUMBER AND PERCENTAGE
                                                                                                     OF SHARES
                                                    POSITION WITH THE FUND                      BENEFICIALLY OWNED**
           NAME (AGE)                              AND PRINCIPAL OCCUPATION                    DIRECTLY OR INDIRECTLY
            POSITION                                DURING PAST FIVE YEARS                       ON MARCH 24, 1999
           ----------                              ------------------------                    ----------------------
MARIO J. GABELLI* (56)              Chairman of the Board of the Fund since 1994; Chairman             21,557.00****
  Trustee and                       of the Board and Chief Executive Officer of Gabelli
  Chief Investment Officer          Asset Management Inc. and Chief Investment Officer of
                                    the Adviser, Gabelli Asset Management, Inc. and GAMCO
                                    Investors, Inc.; Chairman of the Board and Chief
                                    Executive Officer of Lynch Corporation, a diversified
                                    manufacturing and communications services company, and
                                    Director of East/West Communications, Inc.
                                    (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(15)(16)

FELIX J. CHRISTIANA (73)            Formerly Senior Vice President of Dollar Dry Dock                     788.57***
  Trustee                           Savings Bank. (1)(2)(3)(4)(5)(8)(10)(13)(15)(16)

ANTHONY J. COLAVITA (64)            President and Attorney at Law in the law firm of                    1,077.98***
  Trustee                           Anthony J. Colavita, P.C. since 1961.
                                    (1)(2)(3)(4)(5)(6)(7)(8)(9)(11)(12)(13)(14)

JAMES P. CONN (60)                  Former Managing Director/Chief Investment Officer of                    0.00***
  Trustee                           Financial Security Assurance Holdings Ltd., 1992-1998;
                                    Director of Santa Anita Operating Company since 1995;
                                    Director of California Jockey Club since 1983; and
                                    Director of Meditrust Corporation and First Republic
                                    Bank. (1)(2)(10)(14)(15)(16)

JOHN D. GABELLI* (53)               Senior Vice President of Gabelli & Company, Inc. and                    0.00***
  Trustee                           Director of Gabelli Advisers, Inc. (1)(2)(5)(8)(16)

KARL OTTO POHL* (69)                Former President of the Deutsche Bundesbank (Germany's                  0.00***
  Trustee                           Central Bank) and Chairman of its Central Bank Council
                                    (1980-1991); Currently board member of Zurich Allied
                                    (insurance); TrizecHahn Corp. (real estate) and member
                                    of the shareholder committee of Sal. Oppenheim Jr. &
                                    Cie. (private investment bank).
                                    (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)

ANTHONY R. PUSTORINO, CPA (72)      Certified Public Accountant; Professor of Accounting,               1,175.00***
  Trustee                           Pace University, since 1965.
                                    (1)(2)(3)(4)(5)(10)(11)(13)(15)(16)

ANTHONY TORNA* (71)                 Registered Representative with Herzog, Heine & Geduld,                211.39***
  Trustee                           Inc. (2)

ANTHONIE C. VAN EKRIS (63)          Managing Director of Balmac International Ltd.;                     5,552.88***
  Trustee                           Director of Stahal Hardmayer A.Z. and Spinnaker
                                    Industries, Inc.
                                    (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)

---------------

   * "Interested person" of the Fund, as defined in the 1940 Act. Mr. Mario Gabelli is an "interested person" of each fund as a result of his employment as an officer of the Fund and the Adviser. Mr. Mario Gabelli and Mr. John Gabelli are registered representatives of a broker-dealer that is controlled by Gabelli Asset Management Inc., the parent company of the Adviser. Mr. Pohl is a director of the parent company of the Adviser. Mr. Torna is a registered representative of a company that the Adviser uses as a Broker.

  ** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Trustees.

 *** Less than 1%.

**** Less than 1%. All shares are held in discretionary investment advisory accounts by clients of GAMCO Investors, Inc. Mr. Gabelli disclaims beneficial ownership of the shares owned by the clients of GAMCO Investors, Inc.

(1) Trustee of The Gabelli Asset Fund.                    (9) Director of Gabelli Gold Fund, Inc.
(2) Trustee of The Gabelli Growth Fund.                   (10) Director of The Gabelli Global Multimedia Trust
(3) Director of The Gabelli Value Fund Inc. Inc.          (11) Director of Gabelli Capital Series Funds, Inc.
(4) Director of The Gabelli Convertible Securities        (12) Director of Gabelli International Growth Fund, Inc.
Fund,Inc.                                                 (13) Director of the Treasurer's Fund, Inc.
(5) Director of Gabelli Equity Series Funds, Inc.         (14) Trustee of the Gabelli Westwood Funds
(6) Trustee of The Gabelli Money Market Funds             (15) Director of The Gabelli Equity Trust Inc.
(7) Director of Gabelli Investor Funds, Inc.              (16) Trustee of The Gabelli Utility Fund.

     As of March 24, 1999, the directors and executive officers as a group beneficially owned 34,355 shares (less than 1%) of the Fund.

     The Fund pays each Trustee not affiliated with the Adviser or its affiliates, a fee of $6,000 per year plus $500 per meeting attended in person and by telephone, together with the Trustee's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Trustees during the fiscal year ended December 31, 1998, amounted to $62,000. The chairman of each committee of the Board of Trustees receives $1,000 per year and all committee members receive $500 per meeting.

     During the year ended December 31, 1998, the Trustees of the Fund met four times, none of which were special meetings of Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member. Messrs. Christiana and Pustorino (chairman) serve on the Fund's Audit Committee and these Trustees are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended December 31, 1998, the Audit Committee met two times.

     The Trustees serving on the Fund's Nominating Committee are Messrs. Colavita (chairman) and Christiana. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 1998. The Fund does not have a standing compensation committee.

     The following table sets forth certain information regarding the compensation of the Fund's Trustees. Each officer of the Fund is also employed by the Adviser and receives no additional compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                                   AGGREGATE     TOTAL COMPENSATION
                                                  COMPENSATION   FROM THE FUND AND
                 NAME OF PERSON                     FROM THE        FUND COMPLEX
                  AND POSITION                        FUND       PAID TO TRUSTEES*
                 --------------                   ------------   ------------------
MARIO J. GABELLI                                    $     0         $      0(13)
  President, Trustee and Chief Investment
  Officer
JOHN D. GABELLI                                     $     0         $       0(4)
  Trustee
FELIX J. CHRISTIANA                                 $ 9,000         $  88,500(9)
  Trustee
ANTHONY J. COLAVITA                                 $ 9,000         $ 82,000(13)
  Trustee
JAMES P. CONN                                       $ 8,000         $  46,000(5)
  Trustee
KARL OTTO POHL                                      $ 9,000         $102,466(15)
  Trustee
ANTHONY R. PUSTORINO, CPA                           $11,000         $ 100,500(9)
  Trustee
ANTHONY TORNA                                       $ 8,000         $   8,000(1)
  Trustee
ANTHONIE C. VAN EKRIS                               $ 8,000         $ 57,500(10)
  Trustee

---------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998 by investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.

     Dugald A. Fletcher and Salvatore J. Zizza resigned as Trustees of the Fund on March 11, 1997 and March 19, 1997, respectively. They continue to serve as advisors to the Trustees, for which they receive compensation.

     Bruce N. Alpert, President and Treasurer of the Fund and James E. McKee, Secretary of the Fund are the only executive officers of the Fund not included in the listing of Trustees above. Mr. Alpert is 47 years old and has served as an officer of the Fund since August, 1998. He currently serves as Executive Vice President and Chief Operating Officer of the Adviser and as an officer of each mutual fund managed by the Adviser and its affiliates. Mr. McKee is 36 years old and has served as Secretary of the Fund since August, 1995. He has served as Vice President, General Counsel and Secretary of Gabelli Asset Management Inc. since February, 1999, of the Adviser since August, 1995, and of GAMCO Investors, Inc. since December, 1993. Mr. McKee also serves as Secretary for each mutual fund managed by the Adviser and its affiliates. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

REQUIRED VOTE

     The affirmative vote of holders of a plurality of the shares of beneficial interest in the Fund present at the meeting is required to elect each of the Trustees named above.

     THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

       PROPOSAL 4:  TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
            AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND
                  FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1999

     The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting called for that purpose, has selected the firm of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10031 to serve as independent accountants for the Fund's fiscal year ending December 31, 1999. The Fund knows of no direct or indirect financial interest of such firm in the Fund. PricewaterhouseCoopers LLP has advised the Fund that it is independent with respect to the Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Representatives of PricewaterhouseCoopers LLP will attend the Meeting to answer appropriate questions only if such questions are submitted to the management of the Fund prior to the Meeting.

REQUIRED VOTE

     Approval of Proposal 4 requires the affirmative vote of a majority of the shares of beneficial interest of the Fund present at the meeting.

     THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

THE INVESTMENT ADVISER

     Gabelli Funds, LLC, a newly-formed New York limited liability company and successor to Gabelli Funds, Inc., acts as investment adviser to the Fund. The business address for the Adviser is One Corporate Center, Rye, New York 10580-1434.

THE ADMINISTRATOR

     First Data Investor Services Group, Inc. acts as administrator of the Fund. The business address for the administrator is 101 Federal Street, 6th Floor, Mail Stop BOS 610, Boston, MA 02110.

THE PRINCIPAL UNDERWRITER/DISTRIBUTOR

     Gabelli & Company, Inc. acts as the principal underwriter/distributor for the Fund. The business address for the principal underwriter/distributor is One Corporate Center, Rye, New York 10580-1434.

BROKER NON-VOTES AND ABSTENTIONS

     If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because broker non-votes and abstentions are not treated as shares voted, any broker non-votes and abstentions would have the same effect as a vote AGAINST Proposals 1 and 2 and would have no impact on Proposals 3 and 4.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the period ended June 30, 1999.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

     The Fund does not hold regular annual meetings. Any shareholder of the Fund desiring to present a proposal for inclusion in the Fund's proxy statement and proxy relating to the Fund's next meeting of shareholders should submit such proposal to the Fund.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       Exhibit A


                              ARTICLES OF AMENDMENT
                                       OF
                             THE GABELLI GROWTH FUND


            The Gabelli Growth Fund, a Massachusetts business trust, having its principal office at One Corporate Center, Rye, New York 10580 (the "Trust"), certifies as follows:

            FIRST: The Declaration of Trust of the Trust (the "Declaration of Trust") is hereby amended by deleting the words "equal proportionate" from the definition of "Shares" in Article SECOND thereof, so that such definition reads as follows:

                5. "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

            SECOND: The Declaration of Trust of the Trust (the "Declaration of Trust") is hereby amended by deleting Article FOURTH thereof and inserting in its place the following:

                FOURTH: The beneficial interest in the Trust shall at all times be divided into an unlimited number of transferable Shares. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiple thereof. The Board of Trustees of the Trust may classify and reclassify issued and unissued Shares into one or more classes and one or more sub-series of any or all of such classes, each of which classes and sub-series thereof shall, subject to the provisions set forth in (a) through
(f) below, have such designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as the Board of Trustees of the Trust shall determine from time to time with respect to each such class or sub-series; provided, however, that no reclassification of any issued and outstanding Shares and no modifications of any of the designations, powers, preferences, voting, conversion or other rights, limitations, qualifications and terms and conditions of any issued and outstanding Shares may be made by the Board of Trustees without the approval of not less than a majority of the issued and outstanding Shares of all classes or sub-series (or, to the extent provided herein, each class or sub- series) affected by such reclassification or modification or, if less, not less than two-thirds of the Shares of such class or classes or sub-series or sub-series present and voting thereon at a meeting at which at least one-half of such issued and outstanding Shares are present and voting if such reclassification or such modifications in the aggregate would be materially adverse to the designations, powers, preferences, voting, conversion and other rights and terms and conditions then in effect for such class or classes or sub-series or sub-series.

                  (a) All consideration received by the Trust for the issue or sale of Shares of each such class, together with all income, earnings, profits and proceeds thereof, including any proceeds derived form the sale, exchange or liquidation thereof, and any funds or payments derived form any reinvestment of such proceeds in whatever form the same may be, together with such class' share of any assets of the Trust not otherwise allocated to any particular class, shall irrevocably belong to the class of Shares with respect to which such assets, payments, or funds were received by the Trust for all purposes, subject only to the rights of creditors, shall be so handled upon the books of account of the Trust, and are herein referred to as "assets belonging to" such class. Assets not otherwise allocated to any particular class shall belong to each class in the proportion that the aggregate net assets otherwise belonging to each such class bears to the aggregate net assets (other than such unallocated assets) of the Trust.

                  (b) Dividends or distributions on Shares of any such class, whether payable in Shares, in assets belonging to such class or in cash, shall be paid only out of earnings, surplus or other assets belonging to such class.

                  (c) In the event of the liquidation or dissolution of the Trust or of any such class, Shareholders of each affected class shall be entitled to receive, out of the assets of the Trust available for distribution to Shareholders, the assets belonging to such class; and the assets so distributable to the Shareholders of any such class shall be distributed among such Shareholders in proportion to the number of Shares of such class held by them and recorded on the books of the Trust, or, if such class has more than one sub-series, to the Shareholders of each such sub-series in an aggregate amount equal to the proportion of the aggregate net assets belonging to such class that the product of the net asset value per Share of such sub-series on the applicable times the number of Shares of such sub-series outstanding on such date bears to the aggregate net assets belonging to such class and to each such Shareholder in proportion to the number of Shares of such sub-series held by such Shareholder and recorded on the books of the Trust.

                  (d) The assets belonging to any such class of Shares shall be charged with the liabilities allocable to such class. Liabilities not otherwise allocated to any particular class shall belong to each class in the proportion that the aggregate net assets belonging to each such class bears to the aggregate net assets of the Trust, in each case without taking such unallocated liabilities into account. The liabilities so allocated to a class are herein referred to as "liabilities belonging to" such class. The liabilities belonging to each class shall be further allocated to each sub-series of such class. The determination of the Board of Trustees shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to whether any liabilities are allocable to one or more classes or one or more sub-series of a class, and as to the allocation of any of the same as to a given class or sub-series.

                  (e) At all meetings of Shareholders, each shareholder of each Share of each such class of the Trust shall be entitled to one vote for each Share on each matter presented to Shareholders at any such meeting, irrespective of the class, standing in his name on the books of the Trust, except that where a vote of the holders of the Shares of any class or sub-series, or of more than one class or sub-series, or of only a certain class or sub-series of only certain classes or sub-series, voting by class or sub-series, is required by the 1940 Act, any rules or regulations thereunder or any plan adopted by the Board of Trustees pursuant thereto, and/or by Massachusetts law as to any matter, the holders of such class or classes or sub-series or sub-series, by class or sub-series, shall be entitled to vote upon such matter by class or sub-series and, to the extent so required, the holders of any other class or classes or sub-series or sub-series shall not be entitled to vote thereon. Any fractional Share, if any such fractional Shares are outstanding, shall carry proportionately all the rights of a whole Share, including the right to vote and the right to receive dividends.

                  (f) When the Trust has more than one class of Shares outstanding, (i) the redemption rights provided to the holders of the Trust's Shares shall be deemed to apply only to the assets belonging to each respective class; and (ii) the net asset value per Share computation as provided for in Article SEVENTH shall be applied to each respective class and to each sub-series of each such class as if each such class were the Trust as referred to in such computation, but with its assets limited to the assets belonging to such class and its liabilities limited to the liabilities belonging to such class, with all such liabilities being allocated among the sub-series of such class in accordance with (d) above for purposes of determining the net asset value per Share of each such sub-series.

            THIRD: The Declaration of Trust of the Trust (the "Declaration of Trust") is hereby amended by adding the following at the end of Article FIFTH:

                        7. The ownership of Shares shall be recorded in the
            books of the Trust or a transfer agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each.

                        8. The Trustees shall accept investments in the Trust
            from such persons and on such terms as they may from time to time authorize.

                        9. Shareholders shall have no pre-emptive or other right
            to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

                        10. There shall be no cumulative voting rights with
            respect to any Shares or class or sub-series of Shares of the Trust.

            FOURTH: The Declaration of Trust of the Trust (the "Declaration of Trust") is hereby amended by deleting sections 4 and 12 of Article EIGHTH thereof and inserting in their places the following:

               4. This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a), (b) and (c) of this paragraph 4.

                        (a) The Trustees, with the favorable vote of the holders
            of more than 50% of the outstanding Shares entitled to vote, or the favorable vote of the holders of more than 50% of the Shares of any affected class, may sell and convey as an entirety the assets of the Trust or of such class, (which sale may be subject to the retention of assets for the payment of liabilities and expenses) to another issuer for a consideration which may be or include securities of such issuer. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds among the holders of the Shares of the Trust of such class, then outstanding in accordance with the provisions hereof.

                        (b) The Trustees, with the favorable vote of the holders
            of more than 50% of the outstanding Shares entitled to vote, or the favorable vote of the holders of more than 50% of the Shares of any affected Series, may at any time sell and convert into money all the assets of the Trust or of any class. Upon making provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets of the Trust among the holders of the Shares of this Trust or such class, then outstanding in accordance with the provisions hereof.

                        (c) If the action relates to the entire Trust, upon
            completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-sections (a) and (b), the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

                  12. If authorized by vote of the Trustees and the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote on such matter, or by any larger vote which may be required by applicable law in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supple mental hereto, which thereafter shall form a part hereof; however, any such supplemental declaration of Trust may be authorized by the vote of a majority of the Trustees then in office without any Shareholder vote to change the name of the Trust or to classify or reclassify, or to establish or modify the designations, powers, preferences, voting, conversion or other rights or limitations of, any issued and outstanding Shares to the extent provided by Article FOURTH; any supplemental Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by any officer or officers of the Trust.

            FIFTH: This amendment was approved by a majority of the Trust's Board of Trustees and by a majority vote of the holders of shares of beneficial interest of the Trust currently outstanding at a special meeting of the Trust's shareholders duly convened on _________________, all in accordance with the Massachusetts Business Trust Law and the Declaration of Trust.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                   1)  To consider and act upon Articles
   THE GABELLI         of Amendment to the Fund's Declaration
   GROWTH FUND         of Trust to permit the Fund to offer
                       additional classes of shares.

                                                                                           For     Against     Abstain
                                                                                           [ ]      [ ]           [ ]
                   2)  To consider and act upon a
                       proposal to amend the Fund's
                       fundamental investment policy
                       with respect to options to
                       permit the Fund to buy and sell
                       put and call options on
                       securities it holds
                        or has the right to obtain.

                                                                             For All           Withholding     For All
                                                                             Nominees          Authority        Except
                                                                               [ ]                [ ]             [ ]
                   3)  To elect nine (9) Trustees of
                       the Fund: Mario J. Gabelli,
                       Felix J. Christiana, Anthony J.
                       Colavita, James P. Conn, John D.
                       Gabelli, Karl Otto Pohl, Anthony
                       R. Pustorino, Anthony Torna and
                       Anthonie C. van Ekris.

                       NOTE:  IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
                       A PARTICULAR NOMINEE(S), MARK THE "FOR ALL EXCEPT"
                       BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE
                       NOMINEE(S).  YOUR SHARES WILL BE VOTED FOR THE
                       REMAINING NOMINEE(S)

                                                                                           For     Against     Abstain
                                                                                           [ ]       [ ]         [ ]
                   4)  To ratify the selection of
                       PricewaterhouseCoopers LLP as
                       the independent accountants of
                       the Fund for the year ending
                       December 31, 1999.

                                                                                           For     Against     Abstain
                                                                                           [ ]      [ ]          [ ]
                   5)  To transact such other business
                       as may properly come before the
                       Meeting or any adjournment
                       thereof.

Please be sure to sign and date this
Proxy.
                                            --------------------------------
                                             Date
------------------------------------------  --------------------------------


Shareholder sign here                        Co-owner sign here
------------------------------------------  --------------------------------

                                                        Mark box at right if
                                                        comments [ ]or address
                                                        changes have been noted
                                                        on the reverse side of
                                                        this card.

DETACH CARD

                             THE GABELLI GROWTH FUND


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The enclosed proxy materials discuss the proposals in detail.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on May 18, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

The Gabelli Growth Fund

                             THE GABELLI GROWTH FUND
                THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES


The undersigned hereby appoints Mario J. Gabelli, Bruce N. Alpert, and James E. McKee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Growth Fund (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on May 18, 1999 at 10:00 a.m. (eastern standard time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present, and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to any Proposal, this proxy will be voted FOR the Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.



      PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or here title.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?



------------------------------               --------------------------------

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